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                                                                   EXHIBIT 10.14


                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of this 4th day of December, 1995, by and between MIL 3, INCORPORATED (the "Company"), a Delaware corporation, and GEORGE M. CATHEY (the "Employee"), an individual residing in Washington, D.C. The Company and Employee are sometimes collectively referred to herein as the "Parties" and each individually as the "Party."


                                  WITNESSETH:

     WHEREAS, the Company and Employee desire to enter into this Agreement to provide for the terms and conditions of Employee's employment as a principal engineer and project manager of the Company.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the Parties hereto agree as follows:

                                   ARTICLE I
                       TERMS AND CONDITIONS OF EMPLOYMENT

     1.1  Engagement.  Subject to the terms and conditions set forth in this
          ----------
Agreement, the Company hereby engages Employee as a principal engineer and project manager of the Company, and Employee agrees to serve the Company in such capacity, for a term of six (6) years commencing on the date hereof, unless Employee sooner resigns, retires, dies, is permanently disabled, or the Agreement is terminated as hereinafter provided.


     1.2  Services.
          ---------

          (a) Employee will perform those management and technical duties as a principal engineer and project manager of the Company as are assigned to him from time to time by the Company's senior management.

          (b) Employee will devote his best efforts and substantially all of his business time and attention (except for reasonable vacation periods and periods of illness or other incapacity) to the faithful and diligent performance of his duties hereunder, as required by the business of the Company (and its subsidiaries and affiliates).
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     1.3  Salary.  So long as Employee is employed by the Company in accordance
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with this Agreement, the Company will pay Employee an annual salary of
$100,000.00 subject to periodic increases at the discretion of the Company's President, Executive Vice President or other authorized officer, such salary to be payable in accordance with the Company's general payroll practices.

     1.4  Benefits.  During the term of this Agreement, Employee shall be
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entitled to receive from the Company and participate in all of its customary health, pension, vacation, bonus and other fringe benefits provided to other similarly situated employees of the Company.

     1.5  Expenses.  In addition to salary and any other compensation received
          --------
under Sections 1.3 or 1.4, the Company shall promptly reimburse the Employee for all reasonable travel, entertainment and miscellaneous expenses incurred by Employee in connection with the performance of his duties under this Agreement in proper pursuit of the Company's business, provided that the Employee properly accounts for such expenses to the Company in accordance with the Company's regular policies.

     1.6  Covenant Not to Compete.
          -----------------------

          (a) In consideration of the employment, salary and other benefits provided to Employee under this Agreement, Employee agrees that, while Employee is employed by the Company under this Agreement and for a period of eighteen
(18) months thereafter, he will not be involved in direct competition with the Company, except with the express written consent of the Company; specifically, Employee will not, either directly or indirectly, for himself or on behalf of or in conjunction with any other person, partnership, corporation or other entity, own, maintain, engage in, render any services for, manage, have any financial interest in, permit his name to be used in or hire or solicit any employees or customers of the Company or its affiliates (as defined below) or subsidiaries (as defined below) in connection with, any of the Company's products in any market served by the Company or any subsidiary or affiliate of the Company in the United States or any market in which the Company or its subsidiaries or affiliates are engaged in or have, as of the date of the termination of Employee's employment, firm plans to enter within two years after the date that Employee's employment hereunder is terminated. The Company shall, within sixty
(60) days from the date of receipt of a written request from Employee, respond as to whether or not the Company has firm plans to enter a specified market within such two year period. Notwithstanding the foregoing, Employee may during such eighteen (18) month period own up to one percent (1%) of the outstanding voting securities of any publicly-held company.

          (b) If, at the time of enforcement of any provision of Section 1.6(a) above, a court holds that the restrictions stated therein are unreasonable under circumstances then existing, the Parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances will be substituted for the stated period, scope or area.

          (c) In the event of a breach by Employee of the provisions of Section 1.6(a) above, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance

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and/or injunctive or other relief in order to enforce or prevent any violations of the provisions thereof.

          (d) As used herein, the term "affiliate" means, with respect to any person or entity, (i) any other person or entity that is directly or indirectly controlled by, under common control with or controlling such person or entity;
(ii) any other person or entity owning beneficially or controlling five percent (5%) or more of the equity interest in such person or entity; (iii) any officer, director or partner of such person or entity; or (iv) any spouse or relative of such person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of partnership interests or voting securities, by contract or otherwise.

          (e) As used herein, the term "subsidiary" means, as to any person or entity, any other entity more than 50% of whose outstanding equity or voting interests are owned, directly or indirectly, by such person or entity.

     1.7  Confidential Information.  Employee acknowledges that his Agreement
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Regarding Creative Works, Inventions and Confidentiality (the "Confidentiality
Agreement"), dated April 8, 1991, with the Company remains binding on him and in full force and effect and is additional consideration from him to the Company for his employment hereunder.

                                  ARTICLE II
                           TERMINATION OF AGREEMENT

     2.1  Termination by the Company for Good Cause.  Employee's employment
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under this Agreement may be terminated by the Company for "good cause," defined as follows:

          (a) Employee's habitually willful or negligent failure to perform the duties that he is required to perform under the terms of this Agreement or as directed by the senior management of the Company;

          (b) Employee's habitually willful violation of the reasonable and substantial rules governing employee performance generally as fixed from time to time by the senior management of the Company;

          (c) Employee's habitual refusal to obey reasonable directions from the senior management of the Company in a manner that amounts to willful or negligent insubordination;

          (d) Employee's commission of any act or acts of demonstrable dishonesty resulting in a material detriment to the Company, or any breach of the Confidentiality Agreement;

          (e) Employee's conviction of a felony or other crime involving dishonesty or moral turpitude;

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          (f)  Employee's inability to perform his normal duties for the Company by reason of illness, injury or incapacity for a period of one hundred twenty
(120) substantially consecutive days;

          (g)  Employee's breach of any provision of this Agreement; or

          (h)  Employee's death or retirement.

     If the Company determines that any of the events or circumstances specified above as constituting good cause for termination has occurred, the Company may serve a written notice upon Employee specifying such events or circumstances in detail and describing the Company's plans with respect thereto. Thereafter, Employee shall have a period of not less than thirty (30) days in which to cure any alleged deficiencies in the performance of his obligations under this Agreement which are specified in the written notice. If, after such written notice and opportunity to cure, the Company, in good faith, makes a determination that good cause still exists for the termination of this Agreement, then the employment of Employee under this Agreement shall be terminable by the Company upon delivery of a subsequent written notice to Employee specifying the effective date of termination (which shall in no event be earlier than the date immediately following the expiration of the thirty (30) day cure period specified above).

     2.2  Termination by the Employee.  The Employee may terminate this
          ---------------------------
Agreement at any time, by giving (a) thirty (30) days written notice of such termination to the Company if such notice is given within ten (10) days of any salary decrease, or (b) ninety (90) days written notice of such termination to the Company in all other events. The Employee shall have no right to receive salary, compensation or other benefits for any period after the date of termination, except as required by law.

     2.3  Effect of Termination.  Upon the termination of this Agreement, the
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rights of Employee or the Company which have accrued prior to the effective date of such termination shall not be abridged, in whole or in part, or otherwise adversely affected in any way.

                                  ARTICLE III
                              GENERAL PROVISIONS

     3.1  Notices.  Any notice provided for in this Agreement must be in writing
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and must be delivered to the recipient at the address below indicated:

     To the Company:

          MIL 3, Incorporated
          3400 International Drive
          Washington, D.C. 20008
          Tel. No.: (202) 364-8390
          Fax No.:  (202) 364-8554
          Attn: Marc Cohen, Executive Vice President

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     With a copy to:

          Verner, Liipfert, Bernhard, McPherson and Hand
          901 15/th/ Street, N.W.
          Washington, D.C. 20005
          Tel. No.: (202) 371-6242
          Fax No. (202) 371-6279
          Attn: Harold I. Freilich, Esq.

     To Employee:

          George M. Cathey
          2602 Tunlaw Road, N.W.
          No. 4
          Washington, D.C. 20007
          Tel. No.: 202-338-7213
          Fax No.: _______________________

or such other address or to the attention of such other person as the recipient Party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given five (5) business days after mailing by first class mail, certified return receipt requested, one
(1) business day after delivery to a receipted courier for next business day delivery, or upon transmission by telex or facsimile.

     3.2  Severability.  Whenever possible, each provision of this Agreement
          ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     3.3  Complete Agreement.  This Agreement and those documents expressly
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referred to herein embody the complete agreement and understanding between the
Parties and supersede and preempt any prior understandings, agreements (including any employment agreements) or representations by or between the Parties, written or oral, which may have related to the subject matter hereof in any way, provided, however, that this Agreement shall not supersede or preempt
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any agreements between the Company and the Employee relating to the Company's
1993 Incentive Stock Option Plan.

     3.4  Counterparts.  This Agreement may be executed on separate
          ------------
counterparts, each of which is deemed to be an original and both of which taken together constitute one and the same agreement. This Agreement may be executed and delivered by facsimile transmission.

     3.5  Successors and Assigns.  This Agreement is intended to bind and
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inure to the benefit of and be enforceable by Employee and the Company, and each of their respective

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successors and assigns, except that Employee may not assign any of his rights or obligations under Article I.

     3.6  Choice of Law.  All questions concerning the construction, validity
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and interpretation of this Agreement will be governed by the internal law, and not the law of conflicts, of the District of Columbia.

     3.7  Remedies.  Except as provided in Section 3.9, each of the Parties
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will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any provision of this Agreement and to exercise all other rights existing in its favor. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement. The prevailing Party in any action described in this Section 3.7 shall be entitled to payment of its reasonable attorneys' fees from the other Party.

     3.8  Amendments and Waivers.  Any provision of this Agreement may be
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amended or waived only with the prior written consent of the Company and
Employee.

     3.9  Arbitration.  Any dispute or controversy arising out of this
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Agreement, other than such dispute or controversy concerning the Confidentiality
Agreement and/or Section 1.6, shall be determined by arbitration before an arbitrator acceptable to the Parties. If no mutually acceptable arbitrator can be found, each Party shall select one arbitrator, the two arbitrators so chosen shall select a third arbitrator, and the decision of a majority of such arbitrators shall be binding and conclusive on all Parties. Such arbitration shall take place in Washington, D.C. in accordance with rules and procedures of the American Arbitration Association then in effect. The judgment on any award made by the arbitrators may be entered in any court having jurisdiction thereof, Each party shall bear its own expenses (including the expenses and fees of the arbitrator it selects and one-half of the fees and expenses of the third arbitrator contemplated above) in connection with such arbitration, judgement and enforcement, provided, however, that the filing and similar costs of
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convening and conducting the arbitration shall be borne equally by the Parties.

     3.10 Survival.  Notwithstanding anything to the contrary herein, the
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provisions of Section 1.6 and of the Confidentiality Agreement shall survive any termination of the Agreement.

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     IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.


                                    MIL 3 INCORPORATED,
                                    a Delaware corporation


                                    By: /s/ Marc A. Cohen
                                        ----------------------------
                                        Marc A. Cohen
                                        Chairman of the Board


                                    /s/ George M. Cathey
                                    --------------------------------
                                    George M. Cathey

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